Exhibit 10.6

Assignment of Interests

Pursuant to the Limited Partnership Agreement (the “Agreement”) of Norcraft Companies, L.P., a Delaware limited partnership, dated as of October 21, 2003 between Norcraft GP, L.L.C.. and Norcraft Holdings, L.P., for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned does hereby contribute and assign to Norcraft Intermediate Holdings, L.P. all of its right, title and interest in and to the Interests (as defined in the Agreement) held by it.

Date: August 17, 2004	NORCRAFT HOLDINGS, L.P.

	By:	NORCRAFT GP, L.L.C., its general partner

	By:	/s/ Leigh Ginter
	Name:	Leigh Ginter
	Title:	Authorized Person

The undersigned does hereby accept the foregoing contribution and assignment of Interests.

Date: August 17, 2004	NORCRAFT INTERMEDIATE HOLDINGS, L.P.

	By:	NORCRAFT INTERMEDIATE GP, L.L.C., its general partner

	By:	NORCRAFT HOLDINGS, L.P., its
sole member

	By:	NORCRAFT GP, L.L.C., its
General partner

	By:	/s/ Leigh Ginter
	Name:	Leigh Ginter
	Title:	Authorized Person